Middlefield Banc Corp.  2023 Fourth Quarter Investor Presentation Middlefield Banc Corp.  2025 Second Quarter Investor Presentation (Nasdaq: MBCN) Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995 concerning Middlefield Banc Corp.’s plans, strategies, objectives, expectations, intentions, financial condition and results of operations. These forward-looking statements reflect management’s current views and intentions and are subject to known and unknown risks, uncertainties, assumptions and other factors that could cause the actual results to differ materially from those contemplated by the statements. The significant risks and uncertainties related to Middlefield Banc Corp. of which management is aware are discussed in detail in the periodic reports that Middlefield Banc Corp. files with the Securities and Exchange Commission (the “SEC”), including in the “Risk Factors” section of its Annual Report on Form 10-K and its Quarterly Report on Form 10-Q. Investors are urged to review Middlefield Banc Corp.’s periodic reports, which are available at no charge through the SEC’s website at www.sec.gov and through Middlefield Banc Corp.’s website at www.middlefieldbank.bank on the “Investor Relations” page. Middlefield Banc Corp. assumes no obligation to update any of these forward-looking statements to reflect a change in its views or events or circumstances that occur after the date of this presentation. www.middlefieldbank.bank

Middlefield Banc Corp. Providing financial services throughout Central, Western and Northeast Ohio Profitably serving its communities, customers, employees, and shareholders by its commitment to quality, safety and soundness, and maximizing shareholder value. www.middlefieldbank.bank

Middlefield Banc Corp. (Nasdaq: MBCN) Providing financial services throughout Central, Western and Northeast Ohio Profitably serving its communities, customers, employees, and shareholders by its commitment to quality, safety and soundness, and maximizing shareholder value www.middlefieldbank.bank At Middlefield Bank “MB”, we believe in the power of community and giving back! Each year, MB team members find ways to partner and support the local organizations making an impact in our own backyard. From sponsoring programs and events to volunteering with food banks, schools, local chapters of United Way, Junior Achievement and more, we’re building a brighter future for every community that we’re part of.

www.middlefieldbank.bank Highlights Strategic Strengths Experienced and Proven Team: As part of the Company’s comprehensive succession plan, Ron Zimmerly was appointed CEO in 2024 and Mike Ranttila CFO in 2023 Strategic focus on developing and attracting proven bankers to support growth Communities: Serving attractive Ohio banking markets Located in three of the top five Ohio counties ranked by median household income Optimally positioned between rural (funding) and metropolitan (lending) communities Customers: Balanced mix of retail and commercial customers Geauga County in Northeast Ohio is home to the world’s 4th largest Amish population Community Banking Values and Focus: Providing superior and responsive financial services since 1901 Committed to quality, safety and soundness Local decision making and community investment creates competitive advantage Financial Strength: Profitable throughout multiple economic cycles and never reported a loss AOCI impact is considerably lower than Middlefield’s peers Above peer ROAA, NIM, Equity/Assets, and Tangible Equity/Assets* Legacy of returning capital back to shareholders Liquidity supported by FHLB borrowing capacity and access to the Federal Reserve Board’s discount window 21 Branches 120+ Years of service 3 Strong and compelling Ohio markets #1 Community Bank in core markets 3.88% Q2 2025 net interest margin * Please see Reconciliation of Non-GAAP Measures on slide 24 A Community Bank That is Safe, Strong, and Committed

Only independent community bank with exposure to Central, Western, and Northeast Ohio Markets. Branches are in counties that have above average median household income, median value of owner-occupied housing, and employment rates. Compelling Ohio Banking Franchise

Michael Ranttila Executive Vice President / Chief Financial Officer Ranttila has been with the Bank for over 12 years, beginning as a Controller and then was promoted through pivotal roles within the Bank. Michael Cheravitch Executive Vice President / Chief Banking Officer Cheravitch joined MBCN in 2023 from F.N.B. Corporation and has over 35 years of banking experience. Courtney Erminio Executive Vice President / Chief Risk Officer Erminio joined MBCN in 2010 from Crowe Horwath and has 18 years of audit, risk and business experience. Rebecca Noblit Executive Vice President / Chief Credit Officer Noblit joined MBCN in 2022 after the Liberty Bancshares acquisition and has over 19 years of banking experience. Experienced Executive Leadership Team Assembled Ronald L. Zimmerly Jr. Chief Executive Officer and President Zimmerly joined MBCN in 2022 after the Liberty Bancshares acquisition and has 35 years of banking experience, including 13 years as President and CEO of Liberty. Tom Wilson Executive Vice President / Chief Strategy and Innovation Officer Wilson joined MBCN in 2022 after the Liberty Bancshares acquisition and has over 24 years of investment banking, management consulting, and investment experience. Sarah Winters Senior Vice President / Chief Human Resources Officer Winters joined MBCN in 2023 from KeyCorp and has 24 years of HR strategy, talent management, and business experience. Josh Riley Senior Vice President / Chief Commercial Market Executive - Central Ohio Riley joined MBCN in 2023 from First Merchants Bank and has over 21 years of financial services experience within the Central Ohio market. Anna Maria Brenneman Western Regional President Brenneman joined MBCN in 2022 after the Liberty Bancshares acquisition and has over 35 years of banking experience. Middlefield has focused on pursuing a comprehensive succession plan. Through the successful integration of the December 2022 Liberty Bancshares acquisition and addition of new, experienced leaders, Middlefield is well positioned to move forward with the next phase of its growth strategy. www.middlefieldbank.bank

Thomas W. Bevan Director Since 2017 Founding shareholder and CEO of Bevan & Associates, LPA, Inc. Ronald L. Zimmerly Jr. Director Since 2022 Zimmerly serves as Chief Executive Officer and President of Middlefield and The Middlefield Banking Company. Michael C. Voinovich Director Since 2020 Executive Vice President and Chief Investment Officer of ECHO Health, Inc. James J. McCaskey Director Since 2004 McCaskey serves as Middlefield’s Vice Chairman, and is President of McCaskey Landscape & Design, LLC. Carolyn J. Turk Director Since 2004 Former Chief Financial Officer/Treasurer of Molded Fiber Glass Companies. William J. Skidmore Director Since 2007 Skidmore has been Middlefield’s Chairman since 2019 and former Northeast Ohio Senior District Manager of Waste Management. Kevin A. DiGeronimo Director Since 2021 Principal at the DiGeronimo Companies and President of Independence Construction. Kenneth E. Jones Director Since 2008 Former President of Chesapeake Financial Advisors. Jennifer L. Moeller Director Since 2023 Moeller is an active angel investor, and former banking and personal financial software executive. Mark R. Watkins Director Since 2022 Partner in Watkins Farm, Watkins Farmland Stewardship, LLC, and Rushwood Farms, LLC. Spencer T. Cohn Director Since 2022 Director of Castle Creek. www.middlefieldbank.bank Middlefield’s board has an average age of 58 years and average tenure of 10 years Proven Board of Directors

www.middlefieldbank.bank Historic Growth Underway in The Columbus Region The 10-county area in Central Ohio is home to over 2.2 million people and 16 Fortune 1000 company headquarters. The Columbus region is the 14th largest metropolis in the U.S.(3) Sources:(1) Betsy Liska Goldstein, “Intel on Intel” https://www.youtube.com/watch?v=9MO0wPg4CYw (2) https://www.cleveland19.com/2022/09/09/intels-investment-ohio-could-have-100-billion-impact/ (3) https://columbusregion.com (4) https://www.dispatch.com/story/news/2025/03/11/amazon-marysville-ohio-1-billion-data-center-jobs/82264627007/ Historic economic development is underway across Central Ohio, including recently announced projects(1) from Intel ($100 Billion), Amazon ($8.0 Billion), Honda ($4.5 Billion), Nationwide Children’s Hospital ($3.3 Billion), and Anduril ($1.0 Billion). Intel’s project alone is the largest single private-sector investment in Ohio’s history. Intel’s initial $20 billion investment in two new factories in Licking County could grow to as much as $100 billion by the time the buildout is complete, creating one of the largest semiconductor manufacturing sites in the world. The first phase of the project is expected to create 3,000 Intel jobs and 7,000 construction jobs(2). The Columbus Region has experienced robust growth. From 2010 to 2020, the population of the city alone increased at a growth rate of more than 12%, which is substantially higher than the 2.1% average for the rest of the Midwest. The Columbus Region is expected to expand to 3 million people by 2050(3). Every job at Intel is expected to create 13 more jobs in other industries, creating a total of 39,000 jobs in Central Ohio(1) The Middlefield Banking Company has a strong and established presence throughout Central and Western Ohio. With 10 locations throughout Central and Western Ohio, The Middlefield Banking Company is one of the largest independent community banks in the region making it well positioned to support the rapidly expanding financial needs of its surrounding communities. Amazon Web Services plans to invest $1 billion in a new data center in Marysville, Ohio. The new facility is expected to support thousands of additional jobs in construction and other local industries, according to the city. By 2030, Amazon Web Service's investment in data center expansion in Ohio is estimated to surpass $23 billion(4).

www.middlefieldbank.bank History of Creating Value for Shareholders Total Shareholder Return (as of 6/30/2025) Value Drivers $100 invested in Middlefield Banc Corp. from December 31, 2011, to June 30, 2025, has achieved a total return of $533 compared to $335 for the KBW Regional Banking Index, and $373 for the Nasdaq Bank Index. Middlefield has outperformed the KBW Regional Banking Index and the Nasdaq Bank Index by 58.9% and 42.8%, respectively over this period. Never reported an annual loss Compelling dividend yield and track record of dividend growth Capital allocation strategy focused on acquisitions, share buybacks and dividends Long-term earnings and asset growth Management focused on long-term value creation 6/30/2025 Source: Bloomberg

www.middlefieldbank.bank Well Positioned for Any Economic Cycle At June 30, 2025, Middlefield’s allowance for credit losses to nonperforming loans was 89.15%, while the allowance for credit losses to total loans was 1.41%. Reserved for Potential Credit Losses Well Capitalized Limited Nonperforming Assets Focused on fair pricing, no national or sub-prime lending, lending within market area, and limited participation loans purchased. Stable equity to assets ratio of 11.23% at June 30, 2025, and 11.31% at June 30, 2024. Overall asset quality remains strong, with nonperforming assets to total assets of 1.30% at June 30, 2025. Conservative Lending Culture Middlefield is focused on balancing stable loan growth with excellent asset quality. This approach has served the Bank well throughout its 120+ year history.

www.middlefieldbank.bank Strong Deposit Base and Net Interest Margin Overview (at June 30, 2025) Deposit Trends (in thousands) Net Loans to Deposit Ratio Net Interest Margin Stable liquidity position supported by local deposit base Core deposit funding base supplemented by $72.8 million in cash and cash equivalents, and $161.1 million in investment securities available for sale Noninterest-bearing deposits were 24.2% of total deposits Middlefield had brokered deposits of $165.1 million, compared to $86.5 million at June 30, 2024 Focused on maintaining a net interest margin above peer

www.middlefieldbank.bank Balanced, High Performing CRE Portfolio (at June 30, 2025) Diverse CRE Portfolio CRE Loan Repricing Excellent CRE Credit Quality Owner Occupied Non-Owner Occupied Multifamily Rental & Leasing Multifamily Retail & Hospitality Other Services Manufacturing Other Health Care & Sr. Living At June 30, 2025, 74.8% of the Company’s $681.2 million CRE portfolio was variable, and 21.7% of the total CRE portfolio is expected to reprice in the next 12 months

www.middlefieldbank.bank Improving Performance Driven by Evolving Loan Portfolio Recent Highlights CRE vs C&I Loan Originations ($ in 000s) Shifting Loan Growth to C&I Strong loan demand supports disciplined pricing Added experienced lenders and treasury management professionals to drive loan and deposit growth Total gross loans are up 60.7% since 2019, adding $673.8 million of earning assets while maintaining historically low net charge-offs Strong deposit relationships in more rural Northeast Ohio and Western Ohio markets are funding loan growth in larger metro markets Reducing NOO CRE exposure, while growing C&I portfolio and relationships C&I loan balances are up 23.0% in two years, representing 16.3% of the entire loan portfolio Combined CRE and C&I exposure now stands at $938.7 million, which is 67.8% higher than in 2019, while non-accruals of these loans are 2.3%

www.middlefieldbank.bank Strong Asset Quality: 2006 – 2025 NPA and NCO Summary Conservative underwriting philosophy “Quick to downgrade, slow to upgrade” credit philosophy mitigates loss exposure From 2006 to 2025 YTD, NCOs have averaged 10.3% of stated NPAs *NPAs exclude TDRs through 2022. In 2023, the Company adopted new accounting guidance that eliminated TDR accounting. Beginning in 2023, NPAs include certain loans that were modified to borrowers experiencing financial difficulty. The NPA numbers represent NPAs as a percentage of total assets at the period end date. **NCO numbers represent NCOs to average loans, annualized.

www.middlefieldbank.bank Loans Supported by Local Decision Making and Individual Service Middlefield’s markets have seen significant industry consolidation in the past ten years. In most cases, large national and regional banks cannot deliver the same level of locally-based service that Middlefield can offer customers. Highlights Residential Real Estate Loans(1) Commercial Loans(2) (3) (2) In millions, commercial loans are C&I plus commercial real estate loans (3) Orange bars reflect PPP loan balance >30 Local Lenders 1 Highly Productive LPO 10.3% Commercial Loan 2019 - 2024 CAGR 6.8% Consumer Loan 2019 – 2024 CAGR (1) In millions, includes consumer installment loans

www.middlefieldbank.bank Disciplined Balance Sheet Growth Highlights Total Deposits (in millions) Total Loans (in millions) Cultivating high-quality loan and deposit relationships At June 30, 2025, Middlefield had $72.8 million in cash and cash equivalents, and $161.1 million in investment securities available for sale Strong capital levels, robust liquidity, diverse loan and deposit portfolios, and significant borrowing capacity available at the FHLB Continuing to enhance delivery in both personal and commercial channels

www.middlefieldbank.bank Successful Acquisition Strategy and Organic Growth: Total Assets Have Grown at a 11.3% CAGR From 2016 -2024 The January 2017 Liberty Bank, N.A. acquisition extended Middlefield’s reach in Northeast Ohio and into Cuyahoga and Summit Counties The December 2022 Liberty Bancshares, Inc. acquisition extended Middlefield’s reach in Western and Central Ohio and into Hardin and Logan Counties

www.middlefieldbank.bank Returning Capital to Shareholders Annual Dividend Cumulative Shares Repurchased Middlefield has a history of returning excess capital to shareholders. The Company has increased its regular dividend payment six times since 2018 and paid four special dividends over this period. For the six months ended June 30, 2025, the Company did not repurchase any shares of its common stock. Since 2018, Middlefield has repurchased over 1.1 million shares of its common stock. Special cash dividend Regular cash dividend $0.81 * Annualized

www.middlefieldbank.bank “I put together an aggressive growth strategy for my business Exscape Designs. The need for a local relationship-based approach made clear sense. In my experience over the years with Middlefield Bank we have been able to achieve a lot of growth together. With Middlefield you're not just numbers, it's the relationship and community that matters to them.” “Wannemacher Ent., Inc. needed a community bank that was large enough to handle our biggest ever expansion.  Yet we also wanted a bank that cared about us on an ongoing basis to look out for our future growth.  The Middlefield team has provided both for us.  From start to finish on the project they were totally engaged and encouraging.  Our business has grown over the years because of strong customer relationships.  It’s great to have bankers like the Middlefield team that share that philosophy and perspective.” Strategy Dependent on Customers and Communities Local Strong Through local decision making and a focus on powering growth within its communities, Middlefield is committed to building long-standing relationships with its customers “It has been a pleasure to do business with Middlefield Bank for these past 20 years. When all of the other local major banks turned away from the business, Middlefield Bank welcomed it with open arms. This relationship started with trust and that trust is the foundation in which we continue to use Middlefield for all of our banking needs.” Committed

www.middlefieldbank.bank Supplemental Financial Data

Annual Financial Summary www.middlefieldbank.bank (1) Per share data adjusted for 2-for-1 stock split on November 8, 2019 (2) Refer to the Company’s press releases for the corresponding periods for “GAAP to Non-GAAP Reconciliations” Dollars in thousands, except per share amounts   2024 2023 2022 2021 2020 2019 Net interest income $ 60,680 $ 65,203 $ 50,177 $ 48,140 $ 43,388 $ 41,385 Provision for loan losses 2,008 3,002 0 700 9,840 890 Noninterest income 7,213 6,691 6,746 7,249 5,990 4,841 Noninterest expense 47,541 48,137 38,030 31,991 29,788 30,033 Income before income taxes 18,344 20,755 18,893 22,698 9,750 15,303 Income taxes 2,825 3,387 3,220 4,065 1,401 2,592 Net income $ 15,519 $ 17,368 $ 15,673 $ 18,633 $ 8,349 $ 12,711 Net interest margin 3.52% 3.97% 4.08% 3.78% 3.54% 3.68% Total assets $1,853,359 $1,822,883 $1,687,682 $1,331,006 $1,391,979 $1,182,475 Loans outstanding, net $1,497,167 $1,456,437 $1,338,434 $ 967,349 $1,090,626 $ 977,490 Deposits $1,445,693 $1,426,602 $1,402,019 $1,166,610 $1,225,200 $1,020,843 Equity capital $ 210,562 $ 205,681 $ 197,691 $ 145,335 $ 143,810 $ 137,775 Earnings per share – diluted (1) $ 1.92 $ 2.14 $ 2.60 $ 3.01 $ 1.31 $ 1.96 Cash dividend (per share) (1) $ 0.80 $ 0.85 $ 0.81 $ 0.69 $ 0.60 $ 0.57 Dividend pay-out ratio 41.61% 39.52% 37.23% 22.76% 45.92% 28.99% Return on average assets 0.84% 0.99% 1.17% 1.36% 0.64% 1.05% Return on average equity 7.48% 8.83% 11.25% 12.74% 5.87% 9.35% Return on average tangible common equity (2) 9.41% 11.20% 12.95% 14.38% 6.66% 10.72%

Excellent Asset Quality and Capital Levels www.middlefieldbank.bank Strong reserve coverage provides flexibility in managing potential losses with reduced impact on net income     For the Three Months Ended     Jun. 30,     Mar. 31,     Dec. 31,     Sep. 30,     Jun. 30, Asset quality data   2025     2025     2024     2024     2024 (Dollar amounts in thousands, unaudited)                             Nonperforming assets(1) $ 25,052   $ 29,550   $ 29,984   $ 30,078   $ 15,961                         Allowance for credit losses $ 22,335   $ 22,401   $ 22,447   $ 22,526   $ 21,795 Allowance for credit losses/total loans   1.41%     1.44%     1.48%     1.50%     1.46% Net charge-offs (recoveries):                       Quarter-to-date $ (18)   $ (209)   $ 151   $ 1,382   $ (29) Year-to-date   (227)     (209)     1,436     1,285     (97) Net charge-offs (recoveries) to average loans, annualized:                   Quarter-to-date   (0.00%)     (0.06%)     0.04%     0.36%     (0.01%) Year-to-date   (0.03%)     (0.06%)     0.10%     0.11%     (0.01%)                         Nonperforming loans/total loans   1.58%     1.91%     1.97%     2.00%     1.07% Allowance for credit losses/nonperforming loans   89.15%     75.81%     74.86%     74.89%     136.55% Nonperforming assets/total assets   1.30%     1.56%     1.62%     1.62%     0.87% (1) Nonperforming assets consist of nonperforming loans

Reconciliation of Non-GAAP Measures www.middlefieldbank.bank This presentation includes disclosure of Middlefield Banc Corp.’s tangible book value per share and return on average tangible equity, which are financial measures not prepared in accordance with generally accepted accounting principles in the United States (GAAP). A non-GAAP financial measure is a numerical measure of historical or future financial performance, financial position or cash flows that excludes or includes amounts that are required to be disclosed by GAAP. Middlefield Banc Corp. believes that these non-GAAP financial measures provide both management and investors a more complete understanding of the underlying operational results and trends and Middlefield Banc Corp.’s marketplace performance. The presentation of this additional information is not meant to be considered in isolation or as a substitute for the numbers prepared in accordance with GAAP. Reconciliation of Common Stockholders' Equity to Tangible Common Equity For the Three Months Ended (Dollar amounts in thousands, except per share and share amounts, unaudited) Jun. 30, Mar. 31, Dec. 31, Sep. 30, Jun. 30, 2025 2025 2024 2024 2024 Stockholders' Equity $ 216,052 $ 213,793 $ 210,562 $ 210,705 $ 206,788 Less Goodwill and other intangibles 41,468 41,718 41,967 42,225 42,482 Tangible Common Equity $ 174,584 $ 172,075 $ 168,595 $ 168,480 $ 164,306 Shares outstanding 8,081,193 8,081,193 8,073,708 8,071,032 8,067,144 Tangible book value per share $ 21.60 $ 21.29 $ 20.88 $ 20.87 $ 20.37 Reconciliation of Average Equity to Return on Average For the Six Months Tangible Common Equity For the Three Months Ended Ended Jun. 30, Mar. 31, Dec. 31, Sep. 30, Jun. 30, Jun. 30, Jun. 30, 2025 2025 2024 2024 2024 2025 2024 Average Stockholders' Equity $ 214,144 $ 212,465 $ 209,864 $ 209,096 $ 205,379 $ 213,235 $ 205,330 Less Average Goodwill and other intangibles 41,589 41,839 42,092 42,350 42,607 41,714 42,609 Average Tangible Common Equity $ 172,555 $ 170,626 $ 167,772 $ 166,746 $ 162,772 $ 171,521 $ 162,721 Net income $ 6,157 $ 4,830 $ 4,848 $ 2,340 $ 4,164 $ 10,987 $ 8,331 Return on average tangible common equity (annualized) 14.31% 11.48% 11.50% 5.58% 10.29% 12.92% 10.30%